Exhibit 32


                               CERTIFICATION PURSUANT TO
                                 18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of R&B, Inc. (the "Company") does hereby certify with respect to Form 10-Q for period beginning January 1, 2006 and ending April 1, 2006 (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                  Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 8, 2006


By:               /s/ Richard N. Berman
   ------------------------------------------------
                    Richard N. Berman
           President and Chief Executive Officer
              (principal executive officer)


Date: May 8, 2006


By:               /s/ Mathias Barton
   ------------------------------------------------
                      Mathias Barton
                 Chief Financial Officer
               (principal financial officer)


          The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.